SUPPLEMENT dated June 11, 1998

                              To the PROSPECTUS of

                              STANDISH EQUITY FUND
                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II
                       STANDISH INTERNATIONAL EQUITY FUND

                             Dated January 28, 1998
                              Revised May 15, 1998

Standish Equity Fund:

     The following information replaces the Expense Information table regarding Standish Equity Fund ("Equity Fund") on page 3 of the attached Prospectus:

Annual Operating Expenses                                            Equity Fund
(as a percentage of average net assets)

       Management Fees (after applicable limitation)                   0.50%*
       12b-1 Fees                                                      None
       Other Expenses (after applicable expense limitation)+           0.21%*
                                                                       -----
       Total Operating Expenses (after expense limitation)             0.71%
                                                                       =====

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*The Adviser has voluntarily and temporarily agreed to limit certain expenses of the Equity Fund to 0.71%. In the absence of such agreement, the Fund's
Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average net assets) for the fiscal year ended September 30, 1997 would have been: 0.50%, 0.22% and 0.72%. The Adviser may revise or discontinue this agreement at any time although it has no current intention to do so.

+Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

     Hypothetically assume that the Equity Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

                                                              Equity Fund

After 1 Year                                                       $7
After 3 Years                                                      23
After 5 Years                                                      40
After 10 Years                                                     88

     The purpose of the table is to assist an investor in understanding the various costs and expenses that an investor in the Equity Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about the Fund's expenses. On July 12, 1997, the Fund changed its fiscal year end from December 31 to September 30.

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Standish Equity Fund:

     The following disclosure replaces the information regarding the Equity Fund in the footnote to the table on page 19 of the attached Prospectus:

               The Adviser has voluntarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Equity Fund to 0.71% of the Fund's average daily net assets. The Adviser may terminate or revise this agreement at any time although it has no current intention to do so. If the expense limit is exceeded, the compensation due the Adviser shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which the limit is in place.

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